UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 1, 2018
ENTERPRISE FINANCIAL SERVICES
CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events.

As previously disclosed, on November 1, 2018, Enterprise Financial Services Corp (the “Company” or “EFSC”), the parent company of Enterprise Bank & Trust (“EB&T”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Trinity Capital Corporation, a New Mexico corporation. (“Trinity”), the parent company of Los Alamos National Bank, a national banking association, (“Los Alamos”), pursuant to which Trinity will merge with and into the Company, and Los Alamos will also merge with and into EB&T (collectively, the “Merger”).

On November 1, 2018, following the Company’s announcement of the Merger, EFSC distributed and made available a welcome packet discussing general introductory information about EFSC, and preliminary details on the integration, retention and severance plans. A copy of the welcome packet is furnished as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

On November 1, 2018, following the Company’s announcement of the Merger, EFSC also distributed to its employees a letter addressed to the employees. A copy of the employee letter is furnished as Exhibit 99.2 hereto and incorporated into this Item 8.01 by reference.

Forward-looking Statements

Certain statements contained in this filing may be considered forward-looking statements. These forward-looking statements may include: statements regarding the Merger, the range of consideration of the Merger and the ability of the parties to consummate the Merger. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. EFSC does not assume any duty and does not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that EFSC anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits of the Merger may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Merger may not be timely completed, if at all; that prior to the completion of the Merger or thereafter, EFSC’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors and risks referenced from time to time in EFSC’s filings with the Securities and Exchange Commission (the “SEC”). For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction, EFSC will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Trinity, and a Prospectus of EFSC, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and any other relevant documents filed with the SEC, including the Proxy Statement/Prospectus that will be part of the Registration Statement, as well as any amendments or supplements to those documents, when it becomes available, because they will contain important information about the proposed acquisition.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about EFSC and Trinity, may be obtained at the SEC’s Internet site (http://www.sec.gov).

EFSC and Trinity and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Trinity in connection with the proposed merger. Information about the directors and executive officers of EFSC is set forth in the proxy statement for EFSC’s 2018 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2018 and as amended by supplements to the proxy statement filed with the SEC on March 14, 2018, March 30, 2018, and April 19, 2018. Information about the directors and executive officers of Trinity is set forth in the proxy statement for Trinity’s 2018 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 20, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number    Description
99.1        Welcome Packet, dated November 1, 2018.
99.2        Employee Communication, dated November 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	November 1, 2018	By:	/s/ Mark G. Ponder
Mark G. Ponder
Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit
Number    Description
99.1        Welcome Packet, dated November 1, 2018.
99.2        Employee Communication, dated November 1, 2018.